Capital Advisors Growth Fund Trading Symbol: CIAOX Summary Prospectus April 30, 2010 www.ciaox.com

Before you invest, you may want to review the Fund’s statutory prospectus and statement of additional information, which contain more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated April 30, 2010, are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information and other information about the Fund online at http://www.ciaox.com/performance.html.  You can also get this information at no cost by calling 1-866-205-0523 or by sending an email request to info@capitaladv.com.

Investment Objective

The Fund seeks long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption fee (as a percentage of amount redeemed on shares held 7 days or less)	2.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (Rule 12b-1) Fees	0.25%
Other Expenses	0.92%
Acquired Fund Fees and Expenses	0.08%
Total Annual Fund Operating Expenses(1)	2.00%
Less: Fee Waiver	-0.60%
Net Annual Fund Operating Expenses(2)	1.40%

(1)
Total Annual Fund Operating Expenses do not correlate to the “Ratio of Expenses to Average Net Assets After Expense Waiver” found in the “Financial Highlights”, which reflects the Fund’s operating expenses and does not include acquired fund fees and expenses (“AFFE”).

(2)
Capital Advisors, Inc. (the “Advisor”) has contractually agreed to waive a portion or all of its management fees and/or pay Fund expenses to ensure that Net Annual Fund Operating Expenses (excluding AFFE, taxes, interest and extraordinary expenses) do not exceed 1.25% of the Fund’s average daily net assets for its current fiscal year.  The expense limitation will remain in effect through at least April 30, 2011, and may only be terminated by the Board of Trustees (the “Board”) of Advisors Series Trust (the “Trust”).

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation in the first year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$143	$569	$1,022	$2,279

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 78.54% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in common stocks of U.S. companies.  The Fund may also invest in securities of foreign companies that are traded in the U.S.  In selecting investments, the Fund seeks to invest at least 65% of its total assets in common stocks of companies that the Advisor believes have the potential for long-term growth of capital.  The Advisor uses the growth style of investing.  Growth stocks are securities of companies that are believed to be growing faster than the overall economy.

The Fund buys and sells stocks based on the Advisor’s research, and focuses on characteristics that the Advisor believes allow a company to grow at an above-average rate for an extended period of time, including: dominant position within its industry; sustainable competitive advantage; shareholder oriented management philosophy; strong brand or franchise value; operating within a definable growing market; and strong research and development.

The Fund will consider selling stocks in its portfolio when the stock reaches its target, fundamentals supporting the stock’s value deteriorate, and/or better investment alternatives exist.

The Fund is non-diversified which means that with respect to 50% of its total assets, it may make larger investments in individual companies than a fund that is diversified.  However, with respect to the other 50% of its total assets, the Fund may only invest 5% of its total assets in the securities of any one individual company.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.  There is the risk that you could lose money on your investment in the Fund.  The following are the principal risks that could adversely affect the value of your investment in the Fund:

•
Equity risk – the equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value.  This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests;

•	Growth-style investing risk – growth stocks may be more volatile than other types of stocks and may perform differently from the market as a whole;

•
Management risk – the Fund’s ability to achieve its investment objective depends on the ability of the Advisor to correctly identify economic trends and select stocks, particularly in volatile stock markets;

•	Market risk – the value of stocks and other securities the Fund holds or the overall stock market may decline over short or extended periods;

•
Non-diversified risk – the Fund has the ability to take larger positions in a smaller number of issuers than a diversified fund and the Fund’s share price may therefore be more volatile than the share price of a diversified fund; and

•
Non-U.S. investment risk – the Fund may invest, without limit, in foreign securities.  These investments are subject to special risks.  Foreign securities can be more volatile than domestic (U.S.) securities.  Securities markets of other countries are generally smaller than U.S. securities markets.  Many foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Fund’s investments.

Who May Want to Invest in the Fund?

The Fund may be appropriate for investors who:

•	Are pursuing a long-term goal such as retirement;

•	Want to add an investment with growth potential to diversify their investment portfolio; or

•	Are willing to accept higher short-term risk along with a higher potential for long-term growth.

Performance

The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year.  The table shows how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance, as well as an index that reflects the market sectors in which the Fund invests. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future.  Updated performance information is available on the Fund’s website at www.ciaox.com or by calling the Fund toll-free at 1-866-205-0523.

Calendar Year Total Returns as of December 31

During the period shown in the bar chart, the Fund’s highest quarterly return was 29.20% for the quarter ended December 31, 2001, and the lowest quarterly return was -30.23% for the quarter ended March 31, 2001.

Average Annual Total Returns
(For the periods ended December 31, 2009)	1 Year	5 Years	10 Years
Capital Advisors Growth Fund
Return Before Taxes	21.74%	1.81%	-2.56%
Return After Taxes on Distributions	21.64%	1.79%	-2.57%
Return After Taxes on Distributions and Sale of Fund Shares	14.26%	1.55%	-2.13%
S&P 500® Index	26.46%	0.42%	-0.95%
(reflects no deduction for fees, expenses, or taxes)
Russell 1000® Growth Index	37.21%	1.63%	-3.99%
(reflects no deduction for fees, expenses, or taxes)

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

The “Return After Taxes on Distributions and Sale of Fund Shares” figure is higher than other return figures when a net capital loss occurs upon the redemption of Fund shares.

Management

Investment Advisor.  Capital Advisors, Inc. is the investment advisor to the Fund.

Portfolio Managers.  Keith C. Goddard, CFA, President, CEO, Chief Investment Officer and Director of Research for the Advisor, and Channing S. Smith, CFA, Vice President of the Advisor, are co-portfolio managers of the Fund and have managed the Fund since April 2001 and November 2007, respectively.

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day by written request via mail (Capital Advisors Growth Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701) or through a financial intermediary.  You may also purchase Fund shares by wire transfer.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.

The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Regular	$5,000	$250
Retirement Plan Accounts	$500	$100
Automatic Investment Plan	$1,000	$100

Tax Information

The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Advisor may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your sales person or visit your financial intermediary’s website for more information.